EXHIBIT 10.9
Triad Automobile Receivables Warehouse Trust
5201 Rufe Snow Drive
North Richland Hills, Texas 76180
May 30, 2008
Via Facsimile
Barclays Bank PLC, as Agent
200 Park Avenue
New York, New York 10166
Attn: David Lister
Fax: (212) 412-6846
Ladies and Gentlemen:
Reference is made to the Warehouse Lending Agreement (the “Warehouse Lending Agreement”) dated as of January 10, 2008 among Triad Automobile Receivables Warehouse Trust as Borrower, Triad Financial Warehouse Special Purpose LLC as Seller, Triad Financial Corporation as Originator and Servicer, The Bank of New York as Collection Account Bank, Sheffield Receivables Corporation as Class A Lender, Barclays Bank PLC as Class B Lender and Barclays Bank PLC as Agent. Capitalized terms used herein and not otherwise defined shall have the meanings specified therefor in the Warehouse Lending Agreement.
In addition, reference is also made to the following agreements executed in connection with the Warehouse Lending Agreement: (i) the Security Agreement, (ii) the Warehouse Affiliate Guaranty, (iii) the Servicing Agreement, (iv) the Lenders’ Intercreditor Agreement, (v) the Intercreditor Agreement, insofar as it relates to the facility evidenced by the Warehouse Lending Agreement, (vi) the Sale and Contribution Agreement, insofar as it relates to the facility evidenced by the Warehouse Lending Agreement, (vii) the Receivables Purchase Agreement, insofar as it relates to the facility evidenced by the Warehouse Lending Agreement, and (viii) the Fee Letter (items (i) through (viii) above being hereinafter collectively referred to as the “Other Terminated Agreements”).
Effective as of the date first written above, upon the execution and delivery of this letter agreement by each of the parties hereto, the undersigned agree that the Commitment of the Class A Lender to make Class A Loans and of the Class B Lender to make Class B Loans is hereby irrevocably terminated with the result that, notwithstanding anything to the contrary in the Warehouse Lending Agreement, the Termination Date shall be deemed to occur effective as of such date, and the Warehouse Lending Agreement itself shall terminate effective as of such date; provided, that the provisions of Sections 3.07, 3.16, 10.04, 11.04, 11.16 (subject to the limitation to two years set forth therein), 11.20 and 11.21 of the Warehouse Lending Agreement shall

Barclays Bank PLC, as Agent
May 30, 2008

survive such termination of the Warehouse Lending Agreement. Effective upon the termination of the Warehouse Lending Agreement, the parties hereto further agree that solely to the extent that the Other Terminated Agreements relate to the facility evidenced by the Warehouse Lending Agreement, the Other Terminated Agreements shall terminate and shall be of no further force and effect, except to the extent that any provision thereof, by its terms, survives such termination. Promptly following the receipt by the Agent of duly executed and delivered counterpart signature pages from each of the parties to this letter agreement, the Agent, in its capacity as the Secured Party under and as defined in the Security Agreement, and in accordance with Section 12(a) of the Security Agreement, shall promptly deliver to the Borrower (at the sole cost and expense of the Borrower) any Collateral held by the Agent under the Security Agreement and execute and deliver to the Borrower (at the sole cost and expense of the Borrower) such documents as the Borrower shall reasonably request to evidence or effect the termination of the security interest granted to the Agent under the Security Agreement, including, without limitation, the second priority lien granted to the Agent in the Other Warehouse Financing Facility Collateral. Upon receipt by the Borrower of written notice from the Agent (which may be in the form of electronic mail) that the Agent has received delivery of duly executed counterpart signature pages from each of the parties to this letter agreement, the Borrower is hereby authorized by the Agent to terminate or cause the termination of the Uniform Commercial Code financing statements pertaining to the liens and security interest created by the Security Agreement.
This letter agreement is entered into in accordance with Section 11.02 of the Warehouse Lending Agreement. This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute one and the same agreement, and shall be effective when all counterpart signature pages so executed shall have been delivered to the Agent. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile shall be effective as delivery of a manually executed counterpart of this letter agreement. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Barclays Bank PLC, as Agent
May 30, 2008

     IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be executed by their duly authorized representatives on the date first written above.

TRIAD AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, Borrower By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee
By:	/s/ Rachel L. Simpson
	Name:	Rachel L. Simpson
	Title:	Senior Financial Services Officer

Barclays Bank PLC, as Agent
May 30, 2008

TRIAD FINANCIAL WAREHOUSE SPECIAL PURPOSE LLC, Seller
By:	/s/ Mike L. Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Senior Vice President & Chief Financial Officer

TRIAD FINANCIAL CORPORATION, Originator
By:	/s/ Daniel D. Leonard
	Name:	Daniel D. Leonard
	Title:	President & Chief Executive Officer

TRIAD FINANCIAL CORPORATION, Servicer
By:	/s/ Daniel D. Leonard
	Name:	Daniel D. Leonard
	Title:	President & Chief Executive Officer

Barclays Bank PLC, as Agent
May 30, 2008

THE BANK OF NEW YORK, Collection Account Bank
By:	/s/ Byron M. Tinnin
	Name:	Byron M. Tinnin
	Title:	Vice President

Barclays Bank PLC, as Agent
May 30, 2008

SHEFFIELD RECEIVABLES CORPORATION, Class A Lender By: BARCLAYS BANK PLC, as attorney-in-fact
By:	/s/ David Lister
	Name:	David Lister
	Title:	Director

BARCLAYS BANK PLC, Class B Lender
By:	/s/ Pierre Duleyrie
	Name:	Pierre Duleyrie
	Title:	Director

BARCLAYS BANK PLC, the Agent
By:	/s/ Pierre Duleyrie
	Name:	Pierre Duleyrie
	Title:	Director